UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2009

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As part of the Securities and Exchange Commission’s eXtensible Business Reporting Language (“XBRL”) Voluntary Filing Program, Philip Morris International Inc. (the “Company”) is submitting its unaudited condensed consolidated financial statements and related notes that appear in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008 in XBRL format. Attached as Exhibit 100 to this report are the following documents that contain information from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed with the Securities and Exchange Commission on November 7, 2008, formatted in XBRL: (i) the Condensed Consolidated Balance Sheets at September 30, 2008 and December 31, 2007 (Unaudited), (ii) the Condensed Consolidated Statements of Earnings for the Nine Months Ended September 30, 2008 and 2007 (Unaudited), (iii) the Condensed Consolidated Statements of Earnings for the Three Months Ended September 30, 2008 and 2007 (Unaudited), (iv) the Condensed Consolidated Statements of Stockholders’ Equity for the Year Ended December 31, 2007 and the Nine Months Ended September 30, 2008 (Unaudited), (v) the Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2008 and 2007 (Unaudited), and (vi) Notes to the Condensed Consolidated Financial Statements (Unaudited), tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

The following materials from Philip Morris International Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Balance Sheets at September 30, 2008 and December 31, 2007 (Unaudited), (ii) the Condensed Consolidated Statements of Earnings for the Nine Months Ended September 30, 2008 and 2007 (Unaudited), (iii) the Condensed Consolidated Statements of Earnings for the Three Months Ended September 30, 2008 and 2007 (Unaudited), (iv) the Condensed Consolidated Statements of Stockholders’ Equity for the Year Ended December 31, 2007 and the Nine Months Ended September 30, 2008 (Unaudited), (v) the Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2008 and 2007 (Unaudited), and (vi) Notes to the Condensed Consolidated Financial Statements (Unaudited), tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ G. Penn Holsenbeck
Name:	G. Penn Holsenbeck
Title:	Vice President & Corporate Secretary

DATE: January 9, 2009

EXHIBIT INDEX

100	The following materials from Philip Morris International Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Balance Sheets at September 30, 2008 and December 31, 2007 (Unaudited), (ii) the Condensed Consolidated Statements of Earnings for the Nine Months Ended September 30, 2008 and 2007 (Unaudited), (iii) the Condensed Consolidated Statements of Earnings for the Three Months Ended September 30, 2008 and 2007 (Unaudited), (iv) the Condensed Consolidated Statements of Stockholders’ Equity for the Year Ended December 31, 2007 and the Nine Months Ended September 30, 2008 (Unaudited), (v) the Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2008 and 2007 (Unaudited), and (vi) Notes to the Condensed Consolidated Financial Statements (Unaudited), tagged as blocks of text.

Exhibit No.	Description
EX-100.INS	XBRL Report Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Label Linkbase Document